SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 30, 2003
                                                          -------------


                        Progenics Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)



              Delaware                 000-23143                  13-3379479
    ----------------------------       ----------                 ----------
    (State or other jurisdiction       (Commission               (IRS Employer
         of incorporation)             File Number)          Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York           10591
            -------------------------------------------------          ------
               (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

         EXHIBIT NUMBER             DESCRIPTION

         Exhibit 99.1 Press Release dated July 30, 2003 of Progenics Pharmaceuticals, Inc. (the "Company") announcing its results of operations for the second quarter ended June 30, 2003 and first half of 2003 (filed herewith).


Item 12.  Results of Operations and Financial Condition.

         On July 30, 2003, the Company issued a press release announcing its results of operations for the second quarter ended June 30, 2003 and first half of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      PROGENICS PHARMACEUTICALS, INC.


                      By:  /s/ PHILIP K. YACHMETZ
                           -------------------------------------------------
                               Philip K. Yachmetz
                               Vice President, General Counsel and Secretary


Date:  July 30, 2003